UNITED STATES SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): August 31, 2010
PROSPECT CAPITAL CORPORATION
(Exact name of registrant as specified in its charter)

Maryland	814-00659	43-2048643

(State of jurisdiction)	(Commission File No.)	(IRS Employer
Identification No.)
10 East 40th Street, 44th Floor
New York, NY 10016
(Address of principal executive offices and zip code)
Registrant’s telephone number, including area code: 212-448-0702
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.03. Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.
On August 31, 2010, the Company, pursuant to the Maryland General Corporation Law and after receipt of authorization from the Board of Directors of the Company, executed Articles of Amendment to increase the number of shares authorized for issuance by the Company from 100,000,000 to 200,000,000 in the aggregate.
A copy of the Articles of Amendment and Restatement as amended and restated on August 31, 2010 is furnished as Exhibit 3.1 to this report. The foregoing description of the Articles of Amendment does not purport to be complete and is qualified in its entirety by reference to the full text of the Articles of Amendment and Restatement, which are attached hereto as Exhibit 3.1 and are incorporated herein by reference.
Item 9.01. Financial Statements and Exhibits.
     (d) Exhibits.

Exhibit
Number	Description

3.1	Articles of Amendment and Restatement of Prospect Capital Corporation

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, Prospect Capital Corporation has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Prospect Capital Corporation
Dated: September 7, 2010	By:	/s/ John F. Barry III
John F. Barry III
Chief Executive Officer

EXHIBIT INDEX
Item 9.01. Financial Statements and Exhibits.
     (d) Exhibits.

Exhibit
Number	Description

3.1	Articles of Amendment and Restatement of Prospect Capital Corporation

4